Biotricity, Inc. - Statements of Operations and Comprehensive Loss - USD ($)		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015
Income Statement
Revenue
Expenses:
General and administrative expenses	[1]	3,883,076	3,986,550
Research and development expenses		1,089,472	1,143,453
Total Operating Expenses		4,972,548	5,130,003
Accretion expense	[2]	974,871	59,875
Change in fair value of derivative liabilities	[3]	1,333,412	(4,026)
Net loss before income taxes		(7,280,831)	(5,185,852)
Income taxes	[4]
Net loss		(7,280,831)	(5,185,852)
Translation adjustment		(246,575)	(35,313)
Comprehensive loss		$ (7,527,406)	$ (5,221,165)
Loss per share, basic and diluted		$ (0.29)	$ (0.24)
Weighted average number of common and exercisable shares outstanding		25,813,228	21,852,834

[1]	See Notes 8 and 10
[2]	See Note 6
[3]	See Note 7
[4]	See Note 9